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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004


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                                   FORM 8-K

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                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 28, 1999


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                              Frontier Corporation
             (Exact name of registrant as specified in its charter)


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         New York                          1-4166                16-0613330
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

        180 South Clinton Avenue                                 14646-0700
          Rochester, New York                                    (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code (716) 777-1000

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Item 1.  Change of Control.

     On September 28, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing"), announced the consummation of the merger of GCF Acquisition Corp., a New York corporation and a wholly owned subsidiary of Global Crossing ("Merger Sub"), with and into Frontier Corporation, a New York corporation ("Frontier"), resulting in Frontier becoming a wholly owned subsidiary of Global Crossing. A copy of the Agreement and Plan of Merger, dated as of March 16, 1999, as amended, among Global Crossing, Merger Sub and Frontier is hereby incorporated by reference to Global Crossing's Registration Statement on Form S-4 filed on September 8, 1999 (File No. 333-86693).

     A copy of the press release of Global Crossing, dated September 28, 1999, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          99.1  Press Release of Global Crossing Ltd., dated September 28, 1999.
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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRONTIER CORPORATION


                                        /s/ Martin T. McCue
Dated:  September 29, 1999        By: _____________________________
                                  Name:  Martin T. McCue
                                  Title: Senior Vice President
                                            and General Counsel
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                                 EXHIBIT INDEX



       Exhibit No.                              Description
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          99.1                  Press Release of Global Crossing Ltd., dated
                                September 28, 1999.